Prospectus Supplement	April 5, 2019

Putnam Short Duration Income Fund
Prospectuses dated November 30, 2018

Class B shares of the fund acquired prior to May 8, 2019 will convert automatically to class A shares effective May 8, 2019. Class B shares of the fund acquired on or after May 8, 2019 will convert automatically to class A shares eight years after the original purchase date.

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